Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Gatto, Co-Chief Executive Officer and Co-President of ICON Capital Corp., the Manager of the Registrant, in connection with the Annual Report of ICON Leasing Fund Eleven, LLC (the “LLC”) on Form 10-K/A for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the LLC.

Date: September 18, 2008

/s/ Mark Gatto
Mark Gatto
Co-Chief Executive Officer and Co-President
ICON Capital Corp.
Manager of ICON Leasing Fund Eleven, LLC